Exhibit 1

UBS-Citigroup Commercial Mortgage Trust 2011-C1,
Commercial Mortgage Pass-Through Certificates,
Series 2011-C1

UNDERWRITING AGREEMENT

December 9, 2011

UBS Securities LLC 1285 Avenue of the Americas New York, New York 10019	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013
Natixis Securities Americas LLC 9 West 57th Street New York, New York 10019	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, New York 10036
Barclays Capital Inc. 745 7th Avenue New York, New York 10019	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036
UBS Real Estate Securities Inc. 1285 Avenue of the Americas New York, New York 10019

Ladies and Gentlemen:

Citigroup Commercial Mortgage Securities Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions set forth in this Underwriting Agreement (this “Agreement”), to sell to UBS Securities LLC (“UBS”), Citigroup Global Markets Inc. (“Citi”), Natixis Securities Americas LLC (“Natixis”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”), Barclays Capital Inc. (“Barclays”) and Morgan Stanley & Co. LLC (“MS” and, together with UBS, Citi, Natixis, Merrill and Barclays, the “Underwriters” and each, an “Underwriter”) its UBS-Citigroup Commercial Mortgage Trust 2011-C1, Commercial Mortgage Pass-Through Certificates, Series 2011-C1, Class A-1, Class A-2, Class A-3 and Class A-AB (collectively, the “Offered Certificates”).  The Offered Certificates, together with the UBS-Citigroup Commercial Mortgage Trust 2011-C1, Commercial Mortgage Pass-Through Certificates, Series 2011-C1, Class X-A, Class X-B, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class R and Class LR (collectively, the “Private Certificates” and, together with the Offered Certificates, the “Certificates”), evidence the entire beneficial ownership interest in the assets of the Trust Fund (as defined in the Pooling and Servicing Agreement referred to below) consisting primarily of a pool of mortgage loans secured by first liens on commercial, multifamily and manufactured housing properties (the “Mortgage Loans”), that will have, as of the Cut-off Date, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received, an aggregate principal balance of $673,920,599, subject to a variance of plus or minus 5.0%.  The Mortgage Loans will be acquired by the Company from UBS Real Estate Securities Inc. (“UBSRES”) and Natixis Real Estate Capital LLC (“Natixis RE” and, together with UBSRES, the “Loan Sellers” and, each, a “Loan Seller”) in exchange for immediately available funds pursuant to two separate mortgage loan purchase agreements, each to be dated as of December 22, 2011, between the Company and the applicable Loan Seller (collectively, the “Mortgage Loan Purchase Agreements”).  Two separate real estate mortgage investment conduit (“REMIC”) elections will be made with respect to the Trust Fund for federal income tax purposes.  The Trust Fund is to be created and the Certificates are to be issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), to be dated as of December 1, 2011, by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (“Master Servicer”), Midland Loan Services, a division of PNC Bank, National Association, as special servicer (the “Special Servicer”), TriMont Real Estate Advisors, Inc., as operating advisor (the “Operating Advisor”), and Deutsche Bank Trust Company Americas, as trustee, certificate administrator, paying agent and custodian (the “Trustee” and, together with the Master Servicer, the Special Servicer and the Operating Advisor, the “Transaction Parties”, and each, a “Transaction Party”).  Capitalized terms used herein but not defined herein have the respective meanings given to them in the Pooling and Servicing Agreement.

1.             Representations, Warranties and Covenants; the Company.  The Company represents and warrants to, and agrees with, UBSRES and the Underwriters that:

(a)           The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (No. 333-166711) on Form S-3 for registration under the Securities Act of 1933, as amended (the “Securities Act”), of mortgage pass-through certificates, including the Offered Certificates, which registration statement was effective as of the Time of Sale, is effective as of the date hereof and will be effective as of any Subsequent Time of Sale and as of the Closing Date, and copies of which, as amended to the date hereof, have heretofore been delivered to you.  The Company has not filed or caused to be filed any post-effective amendments to such registration statement since the date such registration statement first became effective.  Such registration statement meets the requirements set forth in Rule 415(a)(1) under the Securities Act and complies in all other material respects with such rule.  The Company acknowledges that UBSRES proposes to file (on behalf and upon the approval of the Company) with the Commission pursuant to Rule 424 under the Securities Act a supplement, dated December 9, 2011, to the prospectus, dated December 9, 2011, relating to the Offered Certificates and the method of distribution thereof, such supplement to be in the form required to be filed with the Commission pursuant to Rule 424 under the Securities Act.  Such registration statement, as amended or supplemented at the date of the Prospectus Supplement referred to below, including the exhibits thereto and any information incorporated therein by reference, is hereinafter called the “Registration Statement”; such prospectus, in the form first required to be filed to satisfy the condition set forth in Rule 172(c) and pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Base Prospectus”; such supplement to the Base Prospectus relating to the Offered Certificates in the form first required to be filed to satisfy the condition set forth in Rule 172(c) and pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus Supplement”; and the Base Prospectus and the Prospectus Supplement together are hereinafter called the “Prospectus”.

(b)           As of the date the Registration Statement first became effective, (i) the Registration Statement and the Base Prospectus complied in all material respects with the applicable requirements of the Securities Act and the rules thereunder, and (ii) the Registration Statement did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, solely to the extent not otherwise covered by the representation and warranty of UBSRES with respect to the Base Prospectus in Section 1A(h) below, the Base Prospectus did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (A) the Underwriter Supplied Information (as defined in Section 8(c) hereof), (B) the information regarding any Loan Seller, the Mortgage Loans sold by such Loan Seller to the Company or the related Mortgaged Properties for which such Loan Seller is obligated to indemnify the Company and the Underwriters pursuant to the indemnification agreement entered into between such Loan Seller, the Company and the Underwriters (the information in this clause (B) referred to herein, collectively with respect to all the Loan Sellers, as the “Loan Seller Information”) or (C) information regarding any Transaction Party for which such Transaction Party is obligated to indemnify the Company and the Underwriters pursuant to the indemnification agreement entered into between such Transaction Party, the Company and the Underwriters (such information, the “Transaction Party Information”).  Any Issuer Entity Information (as defined in Section 8(a) hereof) provided by the Company to any Underwriter as of the date hereof for inclusion in any Time of Sale Information, the Prospectus Supplement or an Underwriter Free Writing Prospectus (as defined below), did not, as of the date that such Issuer Entity Information was so provided, and does not, as of the date of this Agreement, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company shall not be in breach of this representation if the Company provided Issuer Entity Information to the Underwriters, correcting such untrue statement or omission of a material fact contained in previously delivered Issuer Entity Information, so long as the Company delivered the corrected information to the Underwriter at a reasonable time prior to the date hereof.

(c)           The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own its properties and conduct its business, as described in the Prospectus, and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

(d)           The Company has not received and is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(e)           To the extent delivered by UBSRES sufficiently prior to such time in a form acceptable to the Company, on or prior to the Closing Date (as defined in Section 3 hereof) the Company will have entered into the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; this Agreement has been duly authorized, executed and delivered by the Company, and the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, as of the Closing Date, will have been duly authorized, executed and delivered by the Company, and this Agreement constitutes, and the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will constitute, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provisions of this Agreement that purport to provide indemnification from securities law liabilities.

(f)           The Offered Certificates have been duly and validly authorized by the Company for issuance and sale (or will have been so authorized prior to the issuance thereof) pursuant to this Agreement and the Pooling and Servicing Agreement.

(g)           The Company (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Offered Certificates other than (i) the Prospectus, (ii) the Time of Sale Information, (iii) any Issuer Entity Information delivered to any Underwriter for inclusion in an Underwriter Free Writing Prospectus, (iv) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, and (v) each other written communication approved in writing in advance by the Underwriters.  The parties hereto acknowledge that the only information prepared, made, provided, or delivered by the Company for inclusion in the Time of Sale Information, any Free Writing Prospectus (as defined herein), the Prospectus Supplement, or any communication referred to in clause (v) above is the Issuer Entity Information.

(h)           As of the Closing Date, the representations and warranties of the Company set forth in Section 2.03 of the Pooling and Servicing Agreement will be true and correct.

(i)           Neither the issuance and sale of the Offered Certificates, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of any of the terms of the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or this Agreement, will result in the breach of any term or provision of the certificate of incorporation or by-laws of the Company or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any statute, order, decree, rule or regulation applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its subsidiaries.  Neither the Company nor any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order, decree, rule or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects the ability of the Company to enter into or perform its obligations under this Agreement, any Mortgage Loan Purchase Agreement or the Pooling and Servicing Agreement.

(j)           There are no actions or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Offered Certificates, (ii) seeking to prevent the issuance of the Offered Certificates or the consummation of any of the transactions contemplated by this Agreement, any Mortgage Loan Purchase Agreement or the Pooling and Servicing Agreement, (iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, any Mortgage Loan Purchase Agreement, the Pooling and Servicing Agreement or the Offered Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Offered Certificates described in the Prospectus.

(k)           There has not been and, as of the Closing Date, will not be, any material adverse change in the business, operations, financial condition, properties or assets of the Company since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, any Mortgage Loan Purchase Agreement or the Pooling and Servicing Agreement.

(l)           As of the date the Registration Statement first became effective, there were no contracts, indentures or other documents of a character required by the Securities Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto.

(m)           Immediately prior to the assignment of the Mortgage Loans to the Trustee, to the extent such title and ownership was transferred to the Company by the applicable Loan Sellers, the Company will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any pledge, mortgage, lien, security interest, adverse claim or other encumbrance of any other person, except for any retained servicing.

(n)           The Company is not subject to registration or regulation as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(o)           Upon delivery to the Underwriters of the Offered Certificates pursuant to this Agreement, such Offered Certificates shall, in each case be free and clear of liens granted by or imposed upon the Company.

(p)           The Company (i) will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Offered Certificates to the Underwriters and (ii) is not

 selling the Offered Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Company.

(q)           The transfer of the Mortgage Loans to the Trust and the sale of the Offered Certificates to each of the Underwriters, at the Closing Date, will be treated by the Company for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

(r)           The Company possesses all material licenses, certificates, authorizations and/or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

(s)           The Company is not, and on the date on which the first bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Offered Certificates is made will not be, an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

1A.           Representations, Warranties and Covenants; UBSRES.  UBSRES represents and warrants to, and agrees with, the Company and the Underwriters that:

(a)           It has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware with corporate power and authority to enter into and perform its obligations under this Agreement.

(b)           This Agreement has been duly authorized, executed and delivered by UBSRES.  This Agreement constitutes a legal, valid and binding agreement enforceable against UBSRES in accordance with its terms, except as such enforceability may be limited by the effect of (i) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport or are construed to provide indemnification from securities law liabilities.

(c)           The execution, delivery and performance of this Agreement by UBSRES and the consummation of the transactions contemplated herein by UBSRES and compliance by UBSRES with its obligations hereunder have been duly authorized by all necessary corporate action and will not (i) contravene any provision of the certificate of incorporation or by-laws of UBSRES or applicable law or (ii) conflict with or constitute a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of UBSRES pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which UBSRES is a party or by which it may be bound or to which any of the property or assets of UBSRES is subject, which conflict, breach, default, lien, charge or encumbrance is reasonably likely to materially and adversely affect UBSRES’s ability to perform its obligations under this Agreement.

(d)           UBS has entered into engagement letters with the Rating Agencies and, in connection therewith, has executed and delivered a written representation to each Rating Agency that it will take the actions specified in paragraphs (a)(3)(iii)(A) through (D) of Rule 17g-5, and UBS has complied with each such representation, other than, solely as this representation and warranty is made to the Underwriters, any breach of such representation (a) that would not have a material adverse effect on the Offered Certificates or (b) arising from a breach by any of the Underwriters of a representation, warranty and agreement set forth in this Agreement.

(e)           There is no action, suit or proceeding against UBSRES pending, or, to the knowledge of UBSRES, threatened, before any court, arbitrator, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation by UBSRES of any of the transactions contemplated by this Agreement or (C) which might materially and adversely affect the performance by UBSRES of its obligations under, or the validity or enforceability of, this Agreement.

(f)           UBSRES proposes to prepare and deliver to the Company (a reasonable period of time prior to the time such document is required to be filed with the Commission pursuant to Rule 424 under the Securities Act) the Prospectus Supplement relating to the Offered Certificates and the method of distribution thereof, and UBSRES has previously advised you of all information (financial and other) with respect to the Offered Certificates set forth therein.  UBSRES shall make a good faith and reasonable effort to file or cause to be filed the Prospectus within the time required under Rule 424 of the Securities Act and, in the event that UBSRES fails to timely file the Prospectus, UBSRES shall promptly notify the Company and shall file the Prospectus as soon as practicable thereafter.

(g)           Prior to the time when sales to purchasers of the Offered Certificates were first made in accordance with Rule 159 of the Securities Act, which was approximately 2:20 p.m. (Eastern Time) on December 9, 2011 for all Offered Certificates (the “Time of Sale”), UBSRES had prepared and filed with the Commission on behalf of and with the approval of the Company, the following information:  (i) the Free Writing Prospectus (as defined in Section 9 below), dated December 6, 2011 (the “Preliminary FWP”), the first page of which is attached hereto as Exhibit A-1, and (ii) the Free Writing Prospectus identified as Structural and Collateral Term Sheet, dated December 6, 2011, and each other Free Writing Prospectus (including (A) the Free Writing Prospectus identified as Structural and Collateral Term Sheet, dated November 22, 2011, (B) the Free Writing Prospectus identified as Structural and Collateral Term Sheet, dated December 5, 2011, (C) the Free Writing Prospectus identified as a Bloomberg transaction announcement posting, dated December 6, 2011, (D) the Free Writing Prospectus identified as a Bloomberg investor call posting, dated December 7, 2011, (E) the Free Writing Prospectus identified as a draft Pooling and Servicing Agreement, dated December 8, 2011, (F) the Free Writing Prospectus with regard to the Class A-2 Certificates, dated December 9, 2011, (G) the Free Writing Prospectus identified as a Bloomberg pre-pricing posting, dated December 9, 2011, and (H) the Free Writing Prospectus identified as a Bloomberg pricing posting, dated December 9, 2011 (each, an “Additional FWP”), the first page of each of which is attached as Exhibit A-2 hereto.  The Preliminary FWP, the Additional FWPs and any ABS Informational and

Computational Material (as defined in Section 9 below) delivered to the investors prior to the Time of Sale is collectively referred to as the “Time of Sale Information”).  If, subsequent to the date of this Agreement, the Company, UBSRES or the Underwriters determine that, as to the investors in one or more Classes of the Offered Certificates, the Time of Sale Information as of the Time of Sale included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Underwriters terminate their old purchase contracts and enter into new purchase contracts with investors in such Classes of the Offered Certificates, then Time of Sale Information shall also include such additional information conveyed to investors at the time of entry into the new purchase contract (each, a “Subsequent Time of Sale”), including any information that corrects such material misstatements or omissions “Corrective Information”).  The Preliminary FWP and the Additional FWPs are the only Issuer Free Writing Prospectuses (as defined below) prepared by UBSRES as of the date hereof.

(h)           As of the date hereof, as of the Time of Sale, as of the date the Prospectus Supplement is first filed pursuant to Rule 424 under the Securities Act, as of any Subsequent Time of Sale, as of the date when, prior to the Closing Date, any amendment to the Registration Statement becomes effective, as of the date when any supplement to the Prospectus Supplement is filed with the Commission, and as of the Closing Date, (i) the Prospectus, as amended or supplemented as of any such time, complied, complies and will comply in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder, (ii) the Prospectus, as amended as of any such time, did not, does not and will not contain an untrue statement of a material fact and did not, does not and will not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the initial Time of Sale Information did not (when evaluated as of the Time of Sale only), and the Time of Sale Information existing at any Subsequent Time of Sale, if any, will not, as of such Subsequent Time of Sale, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that UBSRES makes no representations or warranties as to (A) the Issuer Entity Information, (B) the Underwriter Supplied Information (as defined in Section 8(c) hereof), (C) the Natixis RE Information (as defined in Section 8(b) hereof), or (D) solely as this representation and warranty is made to the Underwriters, to any Transaction Party Information. Any Issuer Information (as defined below) provided by UBSRES to any Underwriter as of the date hereof for inclusion in an Underwriter Free Writing Prospectus (as defined below), did not, as of the date that such Issuer Information was so provided, and does not, as of the date of this Agreement, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, solely as this representation and warranty is made to the Underwriters, UBSRES shall not be in breach of this representation if UBSRES provided Issuer Information to the Underwriters, correcting such untrue statement or omission of a material fact contained in previously delivered Issuer Information, so long as UBSRES delivered the corrected information to the Underwriters at a reasonable time prior to the date hereof.

(i)           Any documents filed and incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus with respect to the Offered Certificates, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder.

(j)            Each Free Writing Prospectus required to be filed by UBSRES on behalf of the Company pursuant to Section 9 hereof shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) or Rule 433 under the Securities Act, as applicable.

(k)           There were no contracts, indentures or other documents of a character required by the Securities Act or by the rules and regulations thereunder to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement, in connection with the Offered Certificates, that have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto.

(l)            The consideration received by the Company upon the sale of the Offered Certificates to the Underwriters will constitute at least reasonably equivalent value and fair consideration for the Offered Certificates.

(m)          Upon delivery to the Underwriters of the Offered Certificates pursuant to this Agreement, and, assuming the representation and warranty of the Company in Section 1(p) is true, each Underwriter will have good title to the Offered Certificates purchased by such Underwriter.

(n)           The Certificates, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the other transaction documents conform in all material respects to the respective descriptions thereof contained in each of (A) the Prospectus Supplement, (B) the Time of Sale Information and (C) any Issuer Information (as may have been revised and corrected if such revised or corrected information was delivered a reasonable time prior to the Time of Sale) delivered to any Underwriter for inclusion in an Underwriter Free Writing Prospectus.  The Offered Certificates will, when duly and validly executed and authenticated by the Trustee and delivered to and paid for by the Underwriters in accordance with this Agreement and the Pooling and Servicing Agreement, be validly outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

(o)           UBSRES (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Offered Certificates other than (i) the Prospectus, (ii) the Time of Sale Information, (iii) any Issuer Information delivered to any Underwriter for inclusion in an Underwriter Free Writing Prospectus, (iv) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, and (v) each other written communication approved in writing in advance by the Underwriters (each such communication referred to in clause (ii) and this clause (iv) constituting an “issuer free writing prospectus”, as defined in Rule 433(h) under the Securities Act, being referred to herein as an “Issuer Free Writing Prospectus”).  The parties hereto acknowledge and agree that, for the purposes of this Agreement, any Free Writing Prospectus prepared by or on behalf of UBSRES or Natixis shall be deemed to be prepared on behalf of the issuer for the purposes of the definition of “issuer free writing prospectus” under Rule 433(h) of the Securities Act.  Each Issuer Free Writing Prospectus complied or, if used after the date hereof, will comply, in all material respects with the Securities Act and the rules and regulations promulgated thereunder, and did not at the Time of Sale contain any untrue statements of a material fact or (when read in conjunction with the other Time of Sale Information) omit to state a material fact necessary in order to  make the statements therein, in the light of the circumstances under which they were made, not misleading, or include any information that conflicted or conflicts with the information contained in the Base Prospectus.

(p)           Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement (other than income taxes, franchise taxes and recording and filing fees) and the execution, delivery and sale of the Offered Certificates have been or will be paid on or prior to the Closing Date.

(q)           No authorization, approval or consent of or filing or registration with, any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Offered Certificates pursuant to this Agreement and the Pooling and Servicing Agreement, except such as have been, or as of the Closing Date will have been, obtained or completed, as applicable, or such as may otherwise be required under applicable state securities laws in connection with the purchase and offer and sale of the Offered Certificates by the Underwriters and any recordation of the respective assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed.

(r)           The statements set forth in the Prospectus Supplement under the caption “Description of the Offered Certificates,” insofar as they purport to constitute a summary of the terms of the Certificates and insofar as they purport to describe the provisions of the documents referred to therein, are accurate, complete and fair.

(s)           The Trust Fund is not, and the issuance and sale of the Offered Certificates in the manner contemplated by the Prospectus will not cause the Company or the Trust Fund to be, subject to registration or regulation as an “investment company” under the Investment Company Act; and the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(t)           Any information delivered by or on behalf of UBSRES or any affiliate thereof to any Rating Agency did not, and as of the Time of Sale will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to the absence of pricing or price dependent information or to any Natixis RE Information or, solely as this representation and warranty is made to the Underwriters, to any Transaction Party Information.

(u)           At the Closing Date, the respective classes of Offered Certificates listed on Schedule I hereto shall have been assigned ratings by the Rating Agencies (as defined in the Pooling and Servicing Agreement) no less than those set forth in the Time of Sale Information and such ratings shall not have been withdrawn, suspended or qualified.  Each Rating Agency letter assigning such ratings as of the Closing Date shall be addressed to the Company.

2.            Purchase and Sale.  On the basis of the representations, warranties and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the principal or notional amount of each class of Offered Certificates under its name at the Purchase Price set forth in Schedule I hereto.  The parties hereto agree and acknowledge that any Offered Certificates not sold to third-parties as of the pricing date or as of the Closing Date shall be allocated to the Loan Sellers (or their affiliated Underwriters) on a pro rata basis based on the relative principal balance of the Mortgage Loans sold by each such Loan Seller to the Company on the Closing Date pursuant to its related Mortgage Loan Purchase Agreement.

3.            Delivery and Payment.  Delivery of and payment for the Offered Certificates shall be made at the date, location and time of delivery set forth in Schedule I hereto, or such later date as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Company (such date and time of delivery and payment for the Offered Certificates being herein called the “Closing Date”).  Delivery of the Offered Certificates shall be made to the several Underwriters against payment by the several Underwriters of the purchase price thereof in immediately available funds in the manner set forth on Schedule I hereto.  Delivery of such Offered Certificates shall be made through the facilities of the depository or depositories set forth on Schedule I hereto.  Any Offered Certificates not in book-entry form shall be registered in such names and in such denominations as any Underwriter, as applicable, may request not less than three full business days in advance of the Closing Date.

4.             Offering by the Underwriters.

(a)           It is understood that the several Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus. Each Underwriter severally and not jointly agrees with the parties hereto that the Offered Certificates may only be offered or sold by such Underwriter, in the jurisdictions set forth in that certain Blue Sky Survey of Cadwalader, Wickersham & Taft LLP dated December 9, 2011 relating to the Certificates (the “Blue Sky Survey”), irrespective of Part I thereof or any exemption or exception relied on for purposes of Part II thereof, to those certain institutions identified in Part III of the Blue Sky Survey and in accordance with the parameters set forth therein, subject to any additional restrictions on offers or sales set forth in the Time of Sale Information, the Prospectus or this Agreement. It is further understood that the Company, in reliance upon “No-Filing Category (3)” in the New York State Department of Law’s Policy Statement 105, has not and will not file with the Department of Law (i) an offering statement pursuant to Section 352-e of the General Business Law of the State of New York with respect to the Offered Certificates or (ii) an application for an exemption therefrom. Each Underwriter severally and not jointly therefore agrees that, notwithstanding anything to the contrary herein, sales of the Offered Certificates made by such Underwriter in and from the State of New York will be made only to the institutional investors specified in the New York section in Part III of the Blue Sky Survey.

(b)           Each Underwriter hereby represents and agrees, severally and not jointly, that in relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, has not made and will not make an offer of the Offered Certificates to the public in that Relevant Member State other than: (A) to any legal entity which is a “qualified investor” as defined in the Prospectus Directive; (B) to fewer than 100 or, if the Relevant Member State has implemented the relevant provisions of the 2010 PD Amending Directive, 150 natural or legal persons (other than “qualified investors” as defined in the Prospectus Directive) subject to obtaining the prior consent of the relevant underwriters nominated by the Company for any such offer; or (C) in any other circumstances falling within Article 3(2) of the Prospectus Directive;  provided that, no such offer of the Offered Certificates referred to in (A) to (C) above shall require the issuing entity, the Company or any of the Underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive.  For the purposes of this Section 4(b), (1) the expression an “offer of the Offered Certificates to the public” in relation to any Offered Certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Certificates to be offered so as to enable an investor to decide to purchase or subscribe to the Offered Certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, (2) the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including by the 2010 PD Amending Directive to the extent implemented in each Relevant Member State) and includes any relevant implementing measure in each Relevant Member State, and (3) the expression “2010 PD Amending Directive” means Directive 2010/73/EU.  “European Economic Area” means Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden and United Kingdom.

(c)           Each Underwriter will not offer or sell any Offered Certificates, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise, in compliance with, the “Financial Instruments and Exchange Law” of Japan and any other applicable laws, regulations and ministerial guidelines in Japan.

(d)           Each Underwriter hereby represents and agrees, severally and not jointly, that it (A) has, in the United Kingdom, only communicated or caused to be communicated and will, in the United Kingdom, only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Offered Certificates in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (B) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom.

(e)           None of the Underwriters, other than UBS (in its capacity as “arranger” who has made representations to the engaged rating agencies with respect to compliance with Rule 17g-5 under the Exchange Act), has had or shall have any communications, written or oral, with any rating agency (whether or not engaged to rate the Offered Certificates) regarding the Offered Certificates or the transactions contemplated hereby, without the prior written consent or involvement of UBS.

5.             Agreements; the Company.  The Company agrees with the Underwriters that:

(a)           The Company will promptly advise the Underwriters (i) when any amendment to the Registration Statement has become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement affecting the Offered Certificates or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.  The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.  The Company will not file any amendment or supplement to the Prospectus Supplement until after the period commencing on the date hereof and continuing until 90 days thereafter (the “Prospectus Delivery Period”) unless the Company has furnished to UBSRES and each Underwriter a copy for its review prior to filing and will not file any such proposed amendment or supplement to which any Underwriter reasonably objects until after the end of the Prospectus Delivery Period.  Subject to the foregoing sentence, UBSRES will cause the Prospectus Supplement to be filed, with the approval of and on behalf of the Company, with the Commission in accordance with Rule 424 of the Securities Act.  The Company will not, without your prior consent (such consent not to be unreasonably withheld, delayed or conditioned), file any amendment to the Base Prospectus prior to the Closing Date, and the Company will notify you of any changes it makes in the Base Prospectus following the Closing Date and prior to the expiration date of the Prospectus Delivery Period to the extent such changes would result in a material misstatement or omission with respect to the Offered Certificates.

(b)           If, at any time during the Prospectus Delivery Period, the Company is notified by UBSRES or otherwise obtains actual knowledge that any event has occurred as a result of which the Base Prospectus as then amended or supplemented would, as of the date hereof or as of the Closing Date, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Base Prospectus to comply with the Securities Act or the rules under the Securities Act, the Company promptly will request that UBSRES prepare and file with the Commission on its behalf (or will itself prepare and file with the Commission), subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

(c)           The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto that shall become effective on or prior to the Closing Date.

(d)           The Company will furnish such information, execute such instruments and take such action, if any (but only to the extent such information, instruments, or actions, as applicable, can only be furnished, executed or taken, as the case may be, by the Company in its capacity as depositor with respect to the Offered Certificates), as may be reasonably required to qualify the Offered Certificates for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualification in effect so long as required for the distribution of the Offered Certificates; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject, or that would otherwise have an adverse effect on the Company or its business.

(e)           The Company acknowledges and agrees that each Underwriter in providing investment banking services to the Company in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company does not intend such Underwriter to act in any capacity other than independent contractor, including as a fiduciary or in any other position of higher trust.

5A.          Agreements; UBSRES.  UBSRES agrees with the Company and the Underwriters that:

(a)           If, at any time during the Prospectus Delivery Period any event occurs as a result of which the Prospectus Supplement as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if it shall be necessary to amend or supplement the Prospectus Supplement to comply with the Securities Act or the rules under the Securities Act, UBSRES promptly will prepare and file (on behalf of and with the approval of the Company), with the Commission (or itself file with the Commission on behalf of and with the approval of the Company), subject to paragraph (a) of Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance.

(b)           UBSRES will furnish to the Underwriters and counsel for the Underwriters, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto as the Underwriters may reasonably request.  Prior to the date on which the Base Prospectus and the Prospectus Supplement are available, UBSRES will furnish to the Underwriters and each counsel for the Underwriters, without charge as many copies of the Preliminary FWP and each Issuer Free Writing Prospectus as the Underwriters may reasonably request.

(c)           UBSRES will furnish such information, execute such instruments and take such action, if any, with the cooperation of the Company, as may be required to qualify the Offered Certificates for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualification in effect so long as required for the distribution of Certificates;

provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

(d)           Whether or not the transactions contemplated by this Agreement are consummated, UBSRES shall pay all costs and expenses in connection with the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel and the reasonable fees and disbursements of each counsel to the Underwriters; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; the fees, costs and expenses of any trustee, custodian, certificate administrator, paying agent and operating advisor (to the extent not otherwise payable under the Pooling and Servicing Agreement, and except to the extent that another party is obligated to pay such amounts thereunder); the fees and disbursements of accountants for UBSRES; including in connection with comfort letters; the costs and expenses in connection with the qualification, or exemption from qualification, of the Offered Certificates under state securities or “blue sky” laws (including filing fees and reasonable fees and disbursements of counsel in connection therewith), the preparation of any blue sky survey, any determination of the eligibility of the Offered Certificates for investment by institutional investors and the preparation of any legal investment survey; all fees and expenses incurred in connection with the registration and delivery of the Offered Certificates under the Securities Act and all other fees or expenses in connection with the preparation and filing of any Free Writing Prospectus, any other Time of Sale Information, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivery of copies thereof to the Underwriters and dealers, in the quantities specified in Section 5A(b) above; all costs and expenses related to the transfer and delivery of the Offered Certificates to the Underwriters, including any transfer or other taxes payable thereon; the cost of printing the Offered Certificates; the upfront costs and charges of any trustee, transfer agent, registrar or depository; the fees and expenses of the rating agencies incurred in connection with the issuance and sale of the Offered Certificates (including applicable legal fees and prepaid and ongoing surveillance fees); the out-of-pocket expenses of the Company incurred in connection with the transaction (including, without limitation, the costs of transferring and assigning the mortgage loans to the trust; the out-of-pocket expenses of each Underwriter incurred in connection with the purchase and sale of the Offered Certificates; all co-manager fees; all legal fees, costs and disbursements of counsel, including counsel for the Company (up to $150,000), the Underwriters, custodians, the trustee and the master and special servicer; current shelf registration fees, Commission filing fees, CUSIP fees, DTC fees and fees related to NASD matters; fees in connection with any stock exchange, including the London or Irish stock exchange; expenses in connection with road shows; costs of establishing and maintaining Rule 17g-5 websites and Rule 17g-5 compliance fees; ongoing fees, out-of-pocket costs or expenses in connection with the administration of the transaction documents and compliance with applicable securities laws; any brokerage fees; any fees payable to any b-piece buyer; and all other costs and expenses incident to the performance of the obligations of the Company, Citi and UBSRES hereunder for which provision is not otherwise made in this Section 5A(c).

6.           Conditions to the Obligations of the Underwriters.  The respective rights and obligations of the Underwriters as provided in this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company and UBSRES contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of the Company and UBSRES made in any certificates pursuant to the provisions hereof, to the performance by the Company and UBSRES of their respective obligations hereunder and to the following additional conditions with respect to the Offered Certificates:

(a)           No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Prospectus Supplement shall have been filed with the Commission within the time period prescribed by the Commission; and any Free Writing Prospectuses required to be filed by the Company under Section 9(e) hereof shall have been filed or transmitted for filing with the Commission in accordance with Rule 433 under the Securities Act, to the extent required to be filed thereunder.

(b)           The Company shall have delivered to the Underwriters a certificate, dated the Closing Date, of the president or a vice president of the Company to the effect that the signatory of such certificate has carefully examined the Registration Statement, this Agreement and the Base Prospectus and that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened, and (iv) nothing has come to his/her attention that would lead him/her to believe that the Registration Statement (excluding the Base Prospectus), as of the date the Registration Statement first became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)           UBSRES shall have delivered to the Underwriters and the Company a certificate, dated the Closing Date, of any authorized officer of UBSRES to the effect that the signatory of such certificate has carefully examined this Agreement and the Prospectus Supplement and that: (i) the representations and warranties of UBSRES in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, (ii) UBSRES has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date, and (iii) nothing has come to his/her attention that would lead him/her to believe that the Time of Sale Information, as of the Time of Sale, or the Prospectus, as of the date of the Prospectus Supplement and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Time of Sale Information, when read in conjunction with other Time of Sale Information), in the light of the circumstances under which they were made, not misleading.

(d)           The Company shall have furnished or cause to be furnished to the Underwriters a good standing certificate regarding the Company from the Secretary of State of the State of Delaware, dated not earlier than 30 days prior to the Closing Date.

(e)           The Company shall have furnished or cause to be furnished to the Underwriters an officer’s certificate, dated the Closing Date and signed by the secretary or an assistant secretary of the Company, to the effect that each individual who, as an officer or representative of the Company, signed this Agreement, the Mortgage Loan Purchase Agreements, the Pooling and Servicing Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Mortgage Loan Purchase Agreements or in the Pooling and Servicing Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.  Such officer’s certificate shall be accompanied by true and complete copies (certified as such by the secretary or an assistant secretary of the Company) of the organizational documents of the Company, as in effect on the Closing Date, and of the resolutions of the Company and any required shareholder consent relating to the transactions contemplated in this Agreement, the Mortgage Loan Purchase Agreements and/or the Pooling and Servicing Agreement.

(f)           UBSRES shall have furnished or cause to be furnished to the Company and the Underwriters a good standing certificate regarding UBSRES from the Secretary of the State of Delaware, dated not earlier than 30 days prior to the Closing Date.

(g)           UBSRES shall have furnished or cause to be furnished to the Company and the Underwriters an officer’s certificate, dated the Closing Date and signed by the secretary or an assistant secretary of UBSRES, to the effect that each individual who, as an officer or representative of UBSRES, signed this Agreement, the related Mortgage Loan Purchase Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the related Mortgage Loan Purchase Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.  Such officer’s certificate shall be accompanied by true and complete copies (certified as such by the secretary or an assistant secretary of UBSRES) of the organizational documents of UBSRES, as in effect on the Closing Date, and of the resolutions of UBSRES and any required shareholder consent relating to the transactions contemplated in this Agreement and in the related Mortgage Loan Purchase Agreement.

(h)           The Underwriters shall have received from Cadwalader, Wickersham & Taft LLP, special counsel to UBSRES, its letter, dated as of the Closing Date,  relating to the Time of Sale Information as of the Time of Sale and to the Prospectus, as of the date of the Prospectus Supplement and as of Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.

(i)           The Underwriters shall have received from in-house counsel for the Company, a written opinion, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.  Such opinion (i) may express counsel’s reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement, the Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement and (ii) may be

qualified as an opinion only on the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America.

(j)           The Underwriters and the Company shall have received from Cadwalader, Wickersham & Taft LLP, special counsel to UBSRES, a written opinion, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters and the Company.  Such opinion (i) may express counsel’s reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement and (ii) may be qualified as an opinion only on the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America.

(k)           The Company and the Underwriters shall have received from Kaye Scholer LLP, special counsel to the Company, a written opinion, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters and the Company.  Such opinion (i) may express counsel’s reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement and (ii) may be qualified as an opinion only on the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America.

(l)           The Underwriters shall have received from counsel for each of the Master Servicer, the Special Servicer, the Operating Advisor and the Trustee a favorable opinion, dated the Closing Date, with respect to such matters as the Underwriters shall have reasonably requested and in form and substance satisfactory to counsel for the Underwriters, which will include an opinion as to the compliance of the disclosure with respect to each such party with the requirements of Regulation AB and that such disclosure does not contain an untrue statement of any material fact or omit to state a material fact necessary in order to make the statements therein (in the case of any item comprising the Time of Sale Information, when read in connection with the other items comprising the Time of Sale Information delivered to investors in the Offered Certificates as of the applicable Time of Sale), in the light of the circumstances under which they were made, not misleading.  Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters to the Underwriters or shall state that the Underwriters may rely upon them.

(m)           The Underwriters shall have received from Cadwalader, Wickersham & Taft LLP, special counsel for the Underwriters, a written opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters.

(n)           The Underwriters shall have received from Ernst & Young LLP, certified public accountants, letters dated the Time of Sale and the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

(o)           The Offered Certificates listed on Schedule I hereto shall have been rated as indicated in the Time of Sale Information by the rating agency or agencies indicated therein and such ratings shall not have been withdrawn, suspended or qualified.  Each letter assigning such ratings as of the Closing Date shall be addressed to the Company.

(p)           The Underwriters shall have received from counsel to each Loan Seller, its written opinion, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.

(q)           The Underwriters shall have received from counsel to each Loan Seller, its letter relating to the Time of Sale Information, as of the Time of Sale, and to the Prospectus, as of the date of the Prospectus Supplement and as of the Closing Date, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.

(r)            The Underwriters shall have received from each Loan Seller an Officer’s Certificate as set forth in Section 8(b) of each Mortgage Loan Purchase Agreement, each in form and substance satisfactory to counsel for the Underwriters.

(s)           All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto and thereto, shall be satisfactory in form and substance to the Underwriters and the Company, and counsel for the Underwriters and the Company, and the Underwriters, the Company and such counsel shall have received such additional information, certificates, opinions and documents as they may reasonably request.

(t)            Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Company or a Loan Seller (including any of the Mortgage Loans) that such Underwriter concludes, in the reasonable judgment of such Underwriter, materially impairs the investment quality of the Offered Certificates so as to make it impractical or inadvisable to proceed with the offering or the delivery of the Offered Certificates as contemplated by the Time of Sale Information and the Prospectus.

(u)           If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled on, or at any time prior to, the Closing Date by the Underwriters.  Notice of such cancellation shall be given to the Company in writing, by telephone or by either telegraph or telecopier confirmed in writing.

7.            Reimbursement of Each Underwriter’s Expenses.  If the sale of any Offered Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters or the Company set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of UBSRES or the Company to perform any agreement herein or comply with any provision hereof, other than by reason of a default by any of the Underwriters, or because of a termination of this Agreement pursuant to Section 10 hereof, UBSRES will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of such Offered Certificates.

8.             Indemnification.

(a)           The Company shall indemnify and hold harmless each of the Underwriters, their respective officers and directors, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act, against any and all losses, claims, damages, costs, expenses or liabilities, joint or several, to which any such indemnified party may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)       any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (excluding the Base Prospectus) when the Registration Statement first became effective, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or

(ii)       solely to the extent not otherwise covered by the indemnification of UBSRES with respect to the Base Prospectus in Section 8(b) below, any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus as of the date the Registration Statement first became effective, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or

(iii)       any untrue statement or alleged untrue statement of a material fact contained in the Issuer Entity Information, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, which untrue statement or omission referred to above in this clause (iii) was not corrected by information subsequently supplied by the Company to the Underwriters a reasonable period of time prior to the time of sale to the applicable investor of the Offered Certificates (including without limitation a contract of sale);

provided, however, that the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage, cost, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made as to any (A) Underwriter Supplied Information, (B) Loan Seller Information or (C) Transaction Party Information.

The Underwriters and UBSRES acknowledge that only the statements set forth (i) in the section entitled “Summary of Prospectus-Relevant Parties-Depositor” in the Preliminary FWP, (ii) in the section entitled “Summary-Relevant Parties-Depositor” in the Prospectus Supplement, (iii) in the section entitled “The Depositor” in the Preliminary FWP, and (iv) in the section entitled “The Depositor” in the Prospectus Supplement, constitute the “Issuer Entity Information”.  The parties hereto further acknowledge that the Issuer Entity Information constitutes the only information made, prepared, provided supplied or delivered by the Company for use in any Free Writing Prospectus, the Prospectus Supplement or any other offering document in connection with the issuance, offering or sale of the Offered Certificates

The Company shall reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against such loss, claim, damage, liability, or action.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)           UBSRES shall indemnify and hold harmless the Company, each of the Underwriters, and each of their respective officers and directors, and each person, if any, who controls any such party within the meaning of the Securities Act or the Exchange Act, against any and all losses, claims, damages, costs, expenses or liabilities, joint or several, to which any such indemnified party may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)       any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement (including, without limitation, the Loan Detail), the CD-ROM (as defined below), or any revision or amendment to either the Prospectus Supplement or the CD-ROM, or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or

(ii)       any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, as of the date hereof, as of the Time of Sale, as of the date the Prospectus Supplement is first filed pursuant to Rule 424 under the Securities Act, as of any Subsequent Time of Sale, as of the date when any supplement to the Prospectus Supplement is filed with the Commission, and as of the Closing Date, as amended as of any such time, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or

(iii)       any untrue statement or alleged untrue statement of a material fact contained in (x) the Preliminary FWP or any Additional FWP, (y) any other Issuer Free Writing Prospectus (as defined in Section 9(e)(i) hereof), or (z) any “issuer information” (as defined in Rule 433(h) under the Securities Act) relating to the Certificates (the “Issuer Information”) or any information concerning the Mortgage Loans provided to the Underwriters by UBSRES (solely to the extent such information is not Natixis RE Information) contained in (1) any Underwriter Free Writing Prospectus (as defined in Section 9(a) hereof) prepared by or on behalf of such Underwriter, or (2) any Free Writing Prospectus that is required to be filed pursuant to Section 9(e)(iii), Section 9(e)(iv) or Section 9(h) hereof (the items described in clauses (w), (x), (y) and (z) collectively, the “Issuer Disclosure Materials”), or the omission or alleged omission to state in any Issuer Disclosure Materials a material fact necessary in order to make the statements therein (when read in connection with the other initial Time of Sale Information or the other revised Time of Sale Information in connection with a Subsequent Time of Sale), in the light of the circumstances under which they were made, not misleading; provided, that solely with respect to the indemnification by UBSRES to the Underwriters, such untrue statement or omission referred to above in this clause (ii)

was not corrected by information subsequently supplied by UBSRES, and reasonably approved by the Company, to the Underwriters a reasonable period of time prior to the time of sale to the applicable investor of the Offered Certificates (including without limitation a contract of sale).

UBSRES shall reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against such loss, claim, damage, liability, or action.  Notwithstanding the foregoing, UBSRES shall not be liable in any such case if and to the extent that any such loss, claim, damage, cost, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission with respect to:

(A) the Underwriter Supplied Information (as defined below);

(B) information regarding Natixis RE, the Mortgage Loans sold by Natixis RE to the Company or the related Mortgaged Properties to the extent Natixis is required to indemnify the Company, each of the Underwriters, and each of their respective officers and directors, and each person, if any, who controls any such party, as applicable, under the indemnification agreement entered into between Natixis RE, the Company and the Underwriters (“Natixis RE Information”);

(C) Issuer Entity Information; or

(D) solely as it relates to the indemnification by UBSRES to the Underwriters, any Transaction Party Information.

This indemnity agreement will be in addition to any liability which UBSRES may otherwise have.  “Loan Detail” shall mean the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement.  “CD-ROM” shall mean the information set forth on the CD-ROM or similar electronic media attached to the Prospectus.

(c)           Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its officers and directors and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the indemnity under Section 8(a) above from the Company to such Underwriter, and to the same extent as the indemnity under Section 8(b) above from UBSRES to such Underwriter, but only with reference to (A) the Underwriter Supplied Information provided by or relating to such Underwriter, or (B) any untrue statement or alleged untrue statement of any material fact contained in any Underwriter Free Writing Prospectus or any other Free Writing Prospectus described in Sections 9(g) and 9(h) that is prepared, used, authorized or approved by or on behalf of such Underwriter or any omission or alleged omission to state in any such Free Writing Prospectus a material fact necessary in order to make the statements therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading; provided that no Underwriter shall be obligated to so indemnify and hold the Company harmless to the extent that such losses, claims, damages, costs, expenses or liabilities arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission contained in or made in reliance on and in conformity with any

Issuer Information, Loan Sellers’ Information or Transaction Party Information or (B) any errors in the mathematical calculations reflected in such Free Writing Prospectus to the extent such errors arise out of or are based upon errors in such Issuer Information, Loan Sellers’ Information or Transaction Party Information.  This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.  The Company acknowledges that only the statements set forth (i) in the second to last paragraph of the cover page of the Preliminary FWP, (ii) in the second to last paragraph of the cover page of the Prospectus Supplement and (iii) in the second paragraph and the first sentence of the fifth paragraph under the heading “Method of Distribution” in the Prospectus Supplement constitute the “Underwriter Supplied Information”.  Any Underwriter Free Writing Prospectus, or any other Free Writing Prospectus described in Section 9(g) or 9(h), that is prepared (or, if not prepared by any Underwriter, that is used, authorized or approved) by or on behalf of a particular Underwriter (or group of Underwriters) shall relate exclusively to and be the several responsibility of such Underwriter (or joint and several responsibility of such Underwriters if more than one Underwriter has prepared (or, if not prepared by any Underwriter, has used, authorized or approved) such Free Writing Prospectus), and no other.

(d)           Each Underwriter (the “Indemnifying Underwriter”) agrees, severally and not jointly, to indemnify and hold harmless each of the other Underwriters,  their respective officers and directors, and each person, if any, who controls such other Underwriters within the meaning of either the Securities Act or the Exchange Act (collectively, the “Non-Indemnifying Underwriters”) against any and all losses, claims, damages, costs, expenses or liabilities, joint or several, to which any Non-Indemnifying Underwriter may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, common law or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained at the time of sale to the applicable investor in the Offered Certificates (including without limitation a contract of sale) in any Underwriter Free Writing Prospectus, or any other Free Writing Prospectus described in Sections 9(g) or 9(h), in each case that was prepared (or, if not prepared by any Underwriter, was used, authorized or approved) by or on behalf of the Indemnifying Underwriter(s) or the omission or alleged omission to state therein at such time a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Non-Indemnifying Underwriters for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, that the Indemnifying Underwriter(s) shall not be liable under this subsection (c) to any Non-Indemnifying Underwriter in respect thereof to the extent that the Non-Indemnifying Underwriter is entitled to indemnification or contribution for the subject loss, claim, damage, liability cost or expense (i) from another party pursuant to any separate indemnification agreement entered into by a Loan Seller or a Transaction Party or (ii) from the Company or UBSRES hereunder.  No Underwriter shall be liable to another Underwriter or any officer, director or controlling person with respect to such other Underwriter under this Section 8(d) for any losses, liabilities, claims or damages arising out of an untrue statement or alleged untrue statement or omission or alleged omission in any such document prepared by such other Underwriter.  This agreement will be in addition to any liability that any Underwriter may otherwise have.

(e)           Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under Section 8(a), (b), (c) or (d), except to the extent that the indemnifying party has been materially prejudiced by such failure, or otherwise than under this Section 8.  Upon request of the indemnified party, the indemnifying party shall retain counsel satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding as incurred.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (which may be counsel representing the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (and one local counsel, if it deems necessary) to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), approved by the indemnified party, representing the indemnified parties under such Section 8(a), (b), (c) or (d), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with such written consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party, but only to the extent provided herein, from and against any loss, damage, cost, expense or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel to which the indemnified party is entitled pursuant to this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (1) such settlement is entered into more than thirty (30) days after receipt by the indemnifying party of such request, (2) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (3) such settlement does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the indemnifying party.  If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the written consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, or, if such settlement (i) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any such indemnified party, and (ii) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, without the consent of the indemnified party.

(f)            If the indemnification provided for in Section 8(a), (b), (c) or (d) is applicable in accordance with its terms with respect to one or more indemnifying parties, but is unavailable or insufficient to hold harmless an indemnified party under such subsection (a), (b), (c) or (d) above, then in order to provide for just and equitable contribution, each such indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, costs, expenses or liabilities referred to in such subsection (a), (b), (c) or (d) above in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Offered Certificates or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the untrue statements or omissions or alleged untrue statements or omissions that resulted in such losses, claims, damages, costs, expenses or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by UBSRES on the one hand and an Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the sale of the Mortgage Loans sold by UBSRES pursuant to its related Mortgage Loan Purchase Agreement (before deducting expenses) bears to the total underwriting discounts, commissions or other fees received by such Underwriter.  The relative benefits received by UBSRES on the one hand and the Company on the other shall be deemed to be in the same proportion as the total proceeds to the Loan Sellers from the sale of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreements (before deducting expenses), in the case of UBSRES, bears to an amount equal to the Issuer Fee, as defined under and paid to the Company pursuant to that certain Term Sheet dated November 14, 2011 between UBS, UBSRES, the Company, Natixis RE and Natixis (the “Issuer Fee”), in the case of the Company.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as an amount equal to the Issuer Fee in the case of the Company bears to the total underwriting discounts, commissions or other fees received by such Underwriter.  The relative benefits received by an Underwriter on the one hand and another Underwriter on the other shall be deemed to be in the same proportion as the total underwriting discounts, commissions or other fees received by the first such Underwriter bear to the total underwriting discounts, commissions or other fees received by the other such Underwriter.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand, or the indemnified party on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances.  The Company or UBSRES, as the case may be, and the Underwriters agree that it would not be just and equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection (f).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, costs, expenses or liabilities referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing for or defending against any action or claim which is the subject of this subsection (f) subject to the limitations therein provided under subsection (e).

Notwithstanding anything to the contrary in this subsection (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Securities Act or the Exchange Act and each officer and director of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or UBSRES, as the case may be, within the meaning of the Securities Act or the Exchange Act and each officer and director of the Company or UBSRES, as the case may be, shall have the same rights to contribution as the Company or UBSRES, as the case may be, subject in each case to the preceding sentence of this subsection (f).  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subsection (f), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this subsection (f).

Notwithstanding the provisions of this Section 8(f), no Underwriter shall be required to contribute or deemed to contribute any amount in excess of the amount by which the total underwriting discounts, commissions and other fees received by such Underwriter in connection with the offering of the Offered Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective amount of Offered Certificates they have purchased hereunder, and not joint.

9.             Offering Communications; Free Writing Prospectuses.

(a)           Unless preceded or accompanied by a prospectus satisfying the requirements of Section 10(a) of the Securities Act, no Underwriter shall convey or deliver any written communication (other than the Prospectus) to any person in connection with the initial offering of the Offered Certificates, unless such written communication (i) is made in reliance on Rule 134 under the Securities Act, (ii) is made in reliance on Rule 172 under the Securities Act, (iii) constitutes a prospectus satisfying the requirements of Rule 430B under the Securities Act,

(iv) constitutes a “free writing prospectus,” as defined in Rule 405 under the Securities Act (a “Free Writing Prospectus”) or (v) such other written communication approved by the Company and UBSRES in advance.  Without limitation thereby, without the prior written consent of the Company and UBSRES (which consent may be withheld for any reason), no Underwriter shall prepare, convey or deliver in connection with the initial offering of the Offered Certificates any Free Writing Prospectus or “ABS informational and computational material,” as defined in Item 1101(a) of Regulation AB under the Securities Act (“ABS Informational and Computational Material”), in reliance upon Rules 167 and 426 under the Securities Act, other than materials provided to it by the Company or UBSRES, including Issuer Free Writing Prospectuses (which include the Preliminary FWP and any Additional FWP).

(b)           Each Underwriter shall deliver to the Company and UBSRES any Free Writing Prospectus that was prepared by or on behalf of such Underwriter or any affiliate thereof (each, an “Underwriter Free Writing Prospectus”) that contains any Issuer Information by no later than one (1) business day prior to the date of first use thereof or such later date as may be agreed to by the Company; except that:

(i)           any such Free Writing Prospectus or portion thereof prepared by or on behalf of such Underwriter that contains only a description of the final terms of the Offered Certificates shall be delivered by such Underwriter to the Company and UBSRES by no later than the later of (A) the date such final terms have been established for all classes of the Offered Certificates or (B) the date of first use; and

(ii)          any such Free Writing Prospectus that contains only ABS Informational and Computational Materials may be delivered by an Underwriter to the Company and UBSRES not later than the later of (A) one (1) business day prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or (B) the date of first use of such Free Writing Prospectus.

(c)           Each Underwriter represents and warrants to the Company that the Free Writing Prospectuses to be furnished to the Company by such Underwriter pursuant to Section 9(b) hereof will constitute all Free Writing Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Offered Certificates.

(d)           Each Underwriter represents and warrants to the Company and UBSRES that each Free Writing Prospectus (other than an Issuer Free Writing Prospectus) required to be provided by it to the Company and UBSRES pursuant to Section 9(b) hereof did not, as of the date such Free Writing Prospectus was conveyed or delivered to any prospective investor, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading and that each such Free Writing Prospectus complied with Rules 164 and 433 under the Securities Act; provided, however, no Underwriter makes any representation or warranty to the extent such misstatements or omissions are based upon or arise out of an untrue statement or omission in the Issuer Entity Information supplied by the Company, the Issuer Information supplied by UBSRES, the Loan Seller Information or the Transaction Party Information, which information was not corrected by information subsequently supplied by the

Company, UBSRES, the related Loan Seller or the related Transaction Party to such Underwriter a reasonable period prior to the time of sale to the applicable investor of the Offered Certificates (including without limitation, by means of a contract of sale).

(e)           UBSRES agrees to file, on behalf of and with the approval of the Company, with the Commission the following:

(i)            The Preliminary FWP, each Additional FWP and any other Free Writing Prospectus that constitutes an “issuer free writing prospectus,” as defined in Rule 433(h) under the Securities Act (each, an “Issuer Free Writing Prospectus”);

(ii)           Any Free Writing Prospectus or portion thereof delivered by an Underwriter to the Company and UBSRES pursuant to Section 9(b) hereof (but not any subsequent Free Writing Prospectus containing only information prepared by or on behalf of an Underwriter on the basis of or derived from Issuer Information previously filed);

(iii)          Any Free Writing Prospectus or portion thereof that contains a description of the final terms of the Offered Certificates, after such terms have been established for all classes in the offering;

(iv)          Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications;

(v)           unless UBSRES obtained the prior approval of the Company, any “bona fide electronic road show” as defined in as defined in Rule 433(h) under the Securities Act (regardless of whether such road show is required to be filed under as Rule 433(d) under the Securities Act); and

(vi)         any ABS Informational and Computational Material that is not being treated as a Free Writing Prospectus.

(f)           other than with respect to Section 9(e)(v) with the consent of the Company, any Free Writing Prospectus required to be filed pursuant to Section 9(e) hereof by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus (to the extent such Free Writing Prospectus has been received from UBSRES), except that:

(i)           any Free Writing Prospectus or portion thereof required to be filed that contains only a description of the final terms of the Offered Certificates may be filed by UBSRES on behalf of the Company within two (2) days of the later of the date such final terms have been established for all classes of Offered Certificates and the date of first use;

(ii)          any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material or any electronic road show may be filed by UBSRES on behalf of the Company with the Commission not later than the later of the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or two (2) business days after the date of first use of such Free Writing Prospectus; and

(iii)         any Free Writing Prospectus required to be filed pursuant to Section 9(e)(iv) hereof may, if no payment has been made or consideration has been given by or on behalf of the Company for the Free Writing Prospectus or its dissemination, be filed by UBSRES on behalf of the Company with the Commission not later than four (4) business days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(g)           Each Underwriter (with the reasonable cooperation of the Company and UBSRES) shall file with the Commission any Free Writing Prospectus (other than a Free Writing Prospectus required to be delivered to the Company and UBSRES pursuant to Section 9(b)) that is neither an Issuer Free Writing Prospectus nor contains Issuer Information and that is used or referred to by such Underwriter or distributed by or on behalf of such Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

(h)           Notwithstanding the provisions of Section 9(g) hereof, each Underwriter (with the reasonable cooperation of the Company and UBSRES) shall file with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Company or any other offering participant, not later than four (4) business days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(i)           Notwithstanding the provisions of Sections 9(e) (other than 9(e)(iii)), 9(g) and 9(h) hereof, neither the Company nor any Underwriter shall be required to file (A) Issuer Entity Information or Issuer Information contained in any Free Writing Prospectus of an Underwriter or any offering participant other than the Company, if such information is included or incorporated by reference in the Prospectus or a Free Writing Prospectus previously filed with the Commission that relates to the offering of the Offered Certificates, (B) any Free Writing Prospectus or portion thereof that contains a description of the Offered Certificates or the offering of the Offered Certificates which does not reflect the final terms thereof or (C) any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

(j)           The Company, UBSRES and the Underwriters each agree that any Free Writing Prospectuses prepared by each such party shall contain the following legend:

“The depositor filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-877-858-5407.”

(k)           The Company, UBSRES and the Underwriters each agree to retain all Free Writing Prospectuses that they have used and that are not required to be filed pursuant to this Section 9 for a period of three (3) years following the initial bona fide offering of the Offered Certificates.

(l)           In the event that the Company (solely with respect to Issuer Entity Information) or UBSRES becomes aware, at any time between the Time of Sale or any Subsequent Time of Sale and the Closing Date, that any information in an Issuer Free Writing Prospectus, any Issuer Entity Information or any Issuer Information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the other applicable Time of Sale Information), in the light of the circumstances under which they were made, not misleading (a “Defective Issuer Free Writing Prospectus”), UBSRES (or solely as it relates to Issuer Entity Information, the Company), shall notify the Underwriters of such untrue statement or omission within one business day after discovery (except for any Underwriter that informed UBSRES of such untrue statement or omission) and the Company or UBSRES, as the case may be, shall, if requested by the Underwriters, cause to be prepared and delivered to the Underwriters a Free Writing Prospectus that corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing Prospectus, a “Corrected Issuer Free Writing Prospectus”).  In the event that, at any time between the Time of Sale or any Subsequent Time of Sale and the Closing Date, any Underwriter becomes aware that any Underwriter Free Writing Prospectus delivered thereby to an investor in any Offered Certificates contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the applicable Time of Sale Information), in the light of the circumstances under which they were made, not misleading (a “Defective Underwriter Free Writing Prospectus” and, together with a Defective Issuer Free Writing Prospectus, a “Defective Free Writing Prospectus”), such Underwriter shall notify the Company and UBSRES of such untrue statement or omission within one business day after discovery (unless such party was the party that informed such Underwriter of such untrue statement or omission) and the Underwriters shall, if requested by the Company or UBSRES, as the case may be:

(i)           if the Defective Free Writing Prospectus was an Underwriter Free Writing Prospectus, prepare a Free Writing Prospectus that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (together with a Corrected Issuer Free Writing Prospectus, a “Corrected Free Writing Prospectus”), provided, that if an Underwriter Free Writing Prospectus and Issuer Free Writing Prospectus are both determined to be a Defective Free Writing Prospectus as a result of the same untrue statement or omission in each such document, then UBSRES (or solely as it relates to

Issuer Entity Information, the Company) shall prepare a single Corrected Free Writing Prospectus correcting both such Defective Free Writing Prospectuses;

(ii)          either (A) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus prior to entering into a contract of sale with such investor, clearly identifying or highlighting the Corrective Information, or (B) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus and has entered into a contract of sale, clearly identifying or highlighting the Corrective Information, and (x) notify in writing each such investor in a prominent fashion that the prior contract of sale with such investor has been terminated, and of such investor’s rights as a result of termination of such agreement and (y) provide such investor with an opportunity to affirmatively agree in writing to purchase the Offered Certificates on the terms described in the Corrected Free Writing Prospectus; and

(iii)          comply with any other requirements for reformation of the original contract of sale with such investor, as described in Section IV.A.2.c of the Commission’s Securities Offering Reform Release No. 33-8591.

(m)           In the event that a Defective Free Writing Prospectus was an Issuer Free Writing Prospectus and the defective information was not Underwriter Supplied Information, Loan Seller’ Information or Transaction Party Information and the Underwriters shall in good faith incur any costs to an investor in connection with the reformation of the contract of sale with the investor, UBSRES (or solely as it relates to Issuer Entity Information, the Company) agrees to reimburse the Underwriters for such costs.

(n)           Each Underwriter covenants with the Company and UBSRES that, upon reasonable request, it will make available to the Company and UBSRES such personnel as are familiar with the Underwriter’s compliance procedures for the purpose of answering questions concerning the Underwriter’s practices and procedures for the preparation and dissemination of written materials concerning the Offered Certificates to prospective investors prior to the delivery of the final Prospectus to such investors.

(o)           Each Underwriter covenants with the Company and UBSRES that after the Prospectus is available the Underwriter shall not distribute any written information concerning the Offered Certificates to a prospective investor unless such information is preceded or accompanied by the final Prospectus.

10.           Termination or Default by an Underwriter.

(a)           This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company and UBSRES prior to delivery of and payment for the Offered Certificates, if prior to such time (i) trading in securities of the Company, UBS or any affiliate of either on any major securities exchange on which such securities are commonly traded shall have been suspended or materially limited, or (ii) any downgrading in the intended rating of any of the Offered Certificates by any rating agency, or any public announcement that any rating agency has under surveillance or review its rating of any of the Offered Certificates

(with implication of a possible downgrading) or (iii) trading in securities generally on the New York Stock Exchange or over-the-counter market shall have been suspended or materially limited or minimum prices shall have been established on such exchange, or (iv) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (v) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters, after consultation with the Company and UBSRES, impracticable to market the Offered Certificates on the terms specified in this Agreement.  In the event of a termination pursuant to this Section 10, fees and expenses of the Underwriters shall be paid by UBSRES pursuant to Section 7 of this Agreement.

(b)           If any Underwriter defaults in its obligations to purchase the Offered Certificates hereunder and the aggregate principal amount of the Offered Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Offered Certificates to be purchased hereunder, UBS (the “Lead Underwriter”) may make arrangements satisfactory to the Company and UBSRES for the purchase of such Offered Certificates by other persons, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters (other than Citi, Merrill, Barclays and MS) shall be obligated to purchase the Offered Certificates that such defaulting Underwriter agreed but failed to purchase hereunder.  If any Underwriter so defaults and the aggregate principal amount of the Offered Certificates with respect to which such default occurs exceeds 10% of the total principal amount of the Offered Certificates to be purchased hereunder and arrangements satisfactory to the Lead Underwriter and the Company for the purchase of such Offered Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or UBSRES, except as provided in Section 10.  In the event that, within the respective prescribed periods, the Lead Underwriter has arranged for the purchase of such Offered Certificates by other persons or the non-defaulting Underwriters (other than Citi, Merrill, Barclays and MS) become obligated to purchase such Offered Certificates, the Lead Underwriter and the Company may postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes the Company and the Lead Underwriter reasonably believe may thereby be made necessary in the Prospectus Supplement, or in any other documents or arrangements, and UBSRES agrees to file promptly on behalf of the Company any amendments to the Prospectus Supplement that it and the Company reasonably believe may thereby be made necessary.  As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section.  Nothing herein will relieve a defaulting Underwriter from liability for its default.

11.           Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company, UBSRES or its officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Company or UBSRES or any of the officers, directors or controlling persons referred to in Section 8 and will survive delivery of and payment for the Offered Certificates.  The provisions of Sections 5A(c), 5(e), 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.           Notices.  All communications hereunder will be in writing and effective only on receipt, and, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to them at the following addresses: (a) if sent to the Underwriters, (i) in the case of UBS, to UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Nicholas G. Galeone, Email: nicholas.galeone@ubs.com (facsimile no. (212) 821-2943), with a copy to Henry Chung, Email: henry.chung@ubs.com (facsimile no. (212) 821-2943) and Greg Walker, Esq., Legal Department, Email: greg.walker@ubs.com (facsimile no. (212) 882-5046), (ii) in the case of Citi, to Citigroup Global Markets Inc. at 390 Greenwich Street, 5th Floor, New York, New York 10013, Attention: Paul Vanderslice (facsimile no. (212) 723-8599), and 388 Greenwich Street, 19th Floor, New York, New York 10013, Attention: Richard Simpson, Email: richard.simpson@citi.com, and Ryan M. O’Connor, Email: ryan.m.oconnor@citi.com, (iii) in the case of Natixis, to Natixis Securities Americas LLC at 9 West 57th Street, New York, New York 10019, Attention: Khaled Mohiuddin (facsimile no. (212) 891-6263), with a copy to Thomas Sharpe (facsimile no. (212) 891-1922), (iv) in the case of Merrill, to Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, NY1-100-11-07, New York, New York 10036, Attention: Director of CMBS Securitizations (facsimile no. (646) 855-5044), with a copy to Bank of America Merrill Lynch Legal Department, 214 North Tryon Street, 20th Floor, NC1-027-20-05, Charlotte, North Carolina 28255, Attention: W. Todd Stillerman (facsimile no. (404) 736-2127), (v) in the case of Barclays, to Barclays Capital Inc., 745 7th Avenue, 8th Floor, New York, New York 10019, Attention: Daniel Vinson, Head of CMBS Structured Finance, Email:  daniel.vinson@barcap.com (telephone no. (212) 528-8224), with a copy to Barclays Capital Inc., 745 7th Avenue, 20th Floor, New York, New York 10019, Attention: Counsel, and (vi) in the case of MS, to Morgan Stanley & Co. LLC, 1585 Broadway, 10th Floor, New York, New York 10036, Attention: Stephen Holmes, Email: stephen.holmes@morganstanley.com (telephone no.  (212) 761-3646), with a copy to Morgan Stanley & Co. LLC, 1221 Avenue of the Americas, New York, New York 10020, Attention: Jim Lee, email: james.y.lee@morganstanley.com (telephone no.  (212) 762-6148) and Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Kevin C. Blauch, Email: kblauch@sidley.com (telephone no.  (212) 839-5548), (b) if sent to the Company, to Citigroup Commercial Mortgage Securities Inc. at 390 Greenwich Street, 5th Floor, New York, New York  10013, Attention: Paul Vanderslice (facsimile no. (212) 723-8599), and 388 Greenwich Street, 19th Floor, New York, New York 10013, Attention: Richard Simpson, Email: richard.simpson@citi.com, and Ryan M. O’Connor, Email: ryan.m.oconnor@citi.com, (c) if sent to UBSRES, to UBS Real Estate Securities Inc., 1285 Avenue of the Americas, New York, New York 10019, Attention: Nicholas G. Galeone, Email: nicholas.galeone@ubs.com (facsimile no. (212) 821-2943), with a copy to Henry Chung, Email: henry.chung@ubs.com (facsimile no. (212) 821-2943) and Greg Walker, Esq., Legal Department, Email: greg.walker@ubs.com (facsimile no. (212) 882-5046), or (d) as to any party hereto, to such other address as may hereafter be furnished by such party to the others in writing.

13.           Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 hereof and their successors and assigns, and no other person will have any right or obligation hereunder.

14.           GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT,

THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

15.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

16.           SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING INVOLVING ANY SUCH CLAIMS IN ANY SUCH COURT; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

[Signature pages follow.]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and several Underwriters.

Very truly yours,

CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

By:
Name:
Title:

Accepted at New York, New York
as of the date first written above.

UBS SECURITIES LLC

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

NATIXIS SECURITIES AMERICAS LLC

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:

BARCLAYS CAPITAL INC.

By:
Name:
Title:

MORGAN STANLEY & CO. INC.

By:
Name:
Title:

UBS REAL ESTATE SECURITIES INC.

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A-1

FIRST PAGE OF THE PRELIMINARY FWP

Exhibit A-1

Filed Pursuant to Rule 433
Registration No. 333-166711-01

If this document is a Free writing prospectus, do not delete this paragraph.

The information in this free writing prospectus may be amended or supplemented prior to the time of sale.  This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities, in any jurisdiction where that offer, solicitation or sale is not permitted.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS,
DATED DECEMBER 6, 2011, MAY BE AMENDED OR SUPPLEMENTED PRIOR TO THE TIME OF SALE

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

$471,744,000 (Approximate)
UBS-Citigroup Commercial Mortgage Trust 2011-C1,
Commercial Mortgage Pass-Through Certificates,

Series 2011-C1

UBS-Citigroup Commercial Mortgage Trust 2011-C1
Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
Depositor

UBS Real Estate Securities Inc.
Natixis Real Estate Capital LLC
Sponsors and Mortgage Loan Sellers

The UBS-Citigroup Commercial Mortgage Trust 2011-C1, Commercial Mortgage Pass-Through Certificates, Series 2011-C1 will represent beneficial ownership interests in the issuing entity, UBS-Citigroup Commercial Mortgage Trust 2011-C1.  The issuing entity’s assets will primarily be 32 fixed-rate mortgage loans, secured by first liens on 38 commercial, multifamily and manufactured housing community properties.  The only securities offered by this free writing prospectus are the classes of certificates identified in the table below.  The offered certificates will represent interests in the issuing entity only and will not represent the obligations of Citigroup Commercial Mortgage Securities Inc., UBS Real Estate Securities Inc., any other sponsor or mortgage loan seller or any of their respective affiliates, and neither the offered certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency.

Each class of offered certificates will receive distributions of interest, principal or both on the fourth business day following the sixth day, or the following business day if the sixth day is not a business day, of each month, commencing in January 2012.  Credit enhancement for the offered certificates will be provided by certain other classes of certificates that will be subordinate to the offered certificates as described in this free writing prospectus under “Description of the Offered Certificates—Subordination.”  The offered certificates will not be listed on any national securities exchange or any automated quotation system of any registered securities association, such as NASDAQ.

Certain characteristics of the certificates offered by this free writing prospectus include:

	Initial Certificate Balance (1)	Approximate Initial Pass-Through Rate		Assumed Final Distribution Date (2)	Rated Final Distribution Date (2)	Anticipated Ratings (DBRS/Moody’s) (3)
Class A-1	$37,045,000	%	(4)	July 2016	January 2045	AAA(sf)/Aaa(sf)
Class A-2	$154,403,000	%	(4)	October 2016	January 2045	AAA(sf)/Aaa(sf)
Class A-3	$235,921,000	%	(4)	October 2021	January 2045	AAA(sf)/Aaa(sf)
Class A-AB	$44,375,000	%	(4)	June 2021	January 2045	AAA(sf)/Aaa(sf)

(Footnotes to table to begin on page vii)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined that this free writing prospectus or the accompanying prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Investing in the certificates offered by this free writing prospectus involves risks.  See “Risk Factors” beginning on page 33 of this free writing prospectus and page 19 of the accompanying prospectus.

With respect to this offering, UBS Securities LLC and Citigroup Global Markets, Inc. are acting as co-lead bookrunning managers, each with respect to 50% of each class of offered certificates.  Natixis Securities Americas LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Morgan Stanley & Co. LLC are acting as co-managers.  The underwriters will offer the offered certificates in the amounts to be set forth in the final prospectus supplement, to the public in negotiated transactions at varying prices to be determined at the time of sale.

UBS Securities LLC, Citigroup Global Markets, Inc., Natixis Securities Americas LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Morgan Stanley & Co. LLC will be required to purchase the certificates offered by this free writing prospectus (in the amounts to be set forth under “Method of Distribution” in the prospectus supplement) from Citigroup Commercial Mortgage Securities Inc., subject to certain conditions.  The underwriters expect to deliver the offered certificates to purchasers on or about December 29, 2011.

UBS Investment Bank			Citigroup
Joint Bookrunning Managers and Co-Lead Managers

Natixis	BofA Merrill Lynch	Barclays Capital	Morgan Stanley

Co-Managers

December     , 2011

EXHIBIT A-2

FIRST PAGES OF EACH ADDITIONAL FWP

Exhibit A-2

Filed Pursuant to Rule 433
Registration No. 333-166711-01

FREE WRITING PROSPECTUS
STRUCTURAL AND COLLATERAL TERM SHEET

UBSC 2011-C1

$673,920,599
(Approximate Total Mortgage Pool Balance)

$471,744,000
(Approximate Publicly Offered Certificate Balance)

UBS – Citigroup Commercial Mortgage Trust 2011-C1 Issuer

Citigroup Commercial Mortgage Securities Inc. Depositor

UBS Real Estate Securities Inc. Natixis Real Estate Capital LLC Sponsors and Mortgage Loan Sellers

December 6, 2011

UBS Investment Bank		Citigroup
Co-Lead Managers and Joint Bookrunners

Natixis	BofA Merrill Lynch	Barclays Capital	Morgan Stanley
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Filed Pursuant to Rule 433
Registration No. 333-166711

FREE WRITING PROSPECTUS
STRUCTURAL AND COLLATERAL TERM SHEET

UBSC 2011-C1

$726,524,286
(Approximate Total Mortgage Pool Balance)

$xxx,xxx,xxx
(Approximate Publicly Offered Certificates)

UBS – Citigroup Commercial Mortgage Trust 2011-C1 Issuer

Citigroup Commercial Mortgage Securities Inc. Depositor

UBS Real Estate Securities Inc. Natixis Real Estate Capital LLC Sponsors and Mortgage Loan Sellers

[November 22, 2011]

UBS Investment Bank		Citigroup
Co-Lead Managers and Joint Bookrunners

Natixis	BofA Merrill Lynch	Barclays Capital	Morgan Stanley
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.
IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS
Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Filed Pursuant to Rule 433
Registration No. 333-166711-01

FREE WRITING PROSPECTUS
STRUCTURAL AND COLLATERAL TERM SHEET

UBSC 2011-C1

$673,920,599
(Approximate Total Mortgage Pool Balance)

$471,744,000
(Approximate Publicly Offered Certificate Balance)

UBS – Citigroup Commercial Mortgage Trust 2011-C1 Issuer

Citigroup Commercial Mortgage Securities Inc. Depositor

UBS Real Estate Securities Inc. Natixis Real Estate Capital LLC Sponsors and Mortgage Loan Sellers

December 5, 2011

UBS Investment Bank		Citigroup
Co-Lead Managers and Joint Bookrunners

Natixis	BofA Merrill Lynch	Barclays Capital	Morgan Stanley
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-166711) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

From: DAVID MCNAMARA, UBS SECURITIES LLC
To: MICHAEL GRANT, UBS SECURITIES LLC
Subject: UBSC 2011-C1 -- NEW ISSUE   **PUBLIC OFFERING**  **FWP**
Date: 12/06, 2011  16:31:46

Update includes Free Writing Prospectus and Annex A-1 with revised disclaimer tab

JOINT BOOKRUNNERS / CO-LEAD MANAGERS: UBS SECURITIES & CITIGROUP GLOBAL MARKETS
CO-MANAGERS: NATIXIS SECURITIES, BARCLAYS CAPITAL, BOFA  MERRILL LYNCH & MORGAN
STANLEY
RATING AGENCIES: DBRS & MOODY's

*** OFFERED CERTIFICATES - PUBLIC ***
CLASS       DBRS/MDYS         SZ($MM)  WAL    C.S.     PRIN WIN     LTV   NOI DY
A-1      AAA(sf)/Aaa(sf)       37.045  2.60  30.000%  01/12-07/16  45.2%  16.4%
A-2      AAA(sf)/Aaa(sf)      154.403  4.67  30.000%  07/16-10/16  45.2%  16.4%
A-3      AAA(sf)/Aaa(sf)      235.921  9.68  30.000%  06/21-10/21  45.2%  16.4%
A-AB     AAA(sf)/Aaa(sf)       44.375  7.22  30.000%  10/16-06/21  45.2%  16.4%

POOL BALANCE:                      $673.9MM
NUMBER OF LOANS:                    32
NUMBER OF PROPERTIES:               38
WA CUT-OFF LTV:                     64.6%
WA UNDERWRITTEN NCF DSCR:           1.43X
WA UNDERWRITTEN NOI DEBT YIELD:     11.5%
WA MORTGAGE INTEREST RATE:          5.9828%
WA REM TERM TO MATURITY (MOS):      103

TOP 5 PROPERTY TYPES: OFFICE 26.4%, RETAIL 22.5%, HOSPITALITY 15.4%,
MULTIFAMILY 13.6%, INDUSTRIAL 10.8% & MIXED USE 6.2%
TOP 5 STATES: NY 33.0%, FL 18.1%, CA 8.0%, PA 7.4% & TX 6.7%
AMORTIZATION TYPE: AMORTIZING BALLOON 62.0%, PARTIAL INTEREST ONLY 38.0%
TOP 10 LOANS AS A % OF POOL: 63.2%

MASTER SERVICER:  WELLS FARGO BANK, NA
SPECIAL SERVICER: MIDLAND LOAN SERVICES
OPERATING ADVISOR:TRIMONT RE ADVISORS
DIRECTING HOLDER: RIALTO

ANTICIPATED TIMING:
- FWP & ANNEX A-1: ATTACHED
- INVESTOR GROUP MEETINGS: TODAY 12/6 (SEND RSVP TO DESK)
HARTFORD       12PM LUNCH
BOSTON          4PM RECEPTION

MINNEAPOLIS   730AM BREAKFAST
MILWAUKEE      12PM MEETING
CHICAGO         4PM MEETING

TOMORROW (12/7)
COLUMBUS       8AM MEETING

- INVESTOR MEETINGS AVAILABLE UPON REQUEST (CONTACT SALES COVERAGE)
- INVESTOR RECORDED CALL: 12/6
- ANTICIPATED PRICING: WEEK OF 12/12

- ANTICIPATED SETTLEMENT:  12/29

- DEAL INFORMATION CAN BE FOUND ON INTRALINKS (CONTACT SALES COVERAGE)

UBS TRADING DESK CONTACTS:
DAVID MCNAMARA    212-713-6189
DAVID NASS        212-713-8843
NICK GALEONE      212-713-8832

Filed Pursuant to Rule 433
Registration No. 333-166711-01

--- Original Sender: BRIAN LA BELLE, UBS SECURITIES LLC ---

----- Original Message -----
From: BRIAN LA BELLE (UBS SECURITIES LLC)
At: 12/07 15:16:59

UBSC 2011-C1         **INVESTOR CALL REPLAY DETAILS**

        ** AVAILABLE @  3:30PM TODAY  **

        DIAL IN DETAILS:     +1 (888)-266-2081

        ACCESS CODE:         1561713

PUBLIC DISCLAIMER:

This electronic roadshow recording is a Free Writing Prospectus

Public:

**************************************************************************
The issuer has filed a registration statement (including a prospectus) with the SEC (registration statement file no. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

The offered certificates may not be suitable for all investors.  Investors are urged to read any more complete free writing prospectuses prior to making an investment decision and, following availability thereof, the prospectus supplement, relating to the offered certificates because they contain important information regarding the offering that is not included herein.  The issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement if you request it by calling toll-free 1-877-858-5407.

The offered certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of offered certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis.  You understand that, after you indicate an interest in purchasing any class of offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.,
Depositor,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
Master Servicer,

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,
Special Servicer,

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Trustee, Certificate Administrator, Paying Agent and Custodian,

and

TRIMONT REAL ESTATE ADVISORS, INC.,
Operating Advisor

POOLING AND SERVICING AGREEMENT
Dated as of December 1, 2011

UBS-Citigroup Commercial Mortgage Trust 2011-C1,
Commercial Mortgage Pass-Through Certificates, Series 2011-C1

THIS IS AN INTERIM DRAFT OF THE POOLING AND SERVICING AGREEMENT (EXCLUDING EXHIBITS) (THE “DRAFT POOLING AGREEMENT”) WITH RESPECT TO THE UBS-CITIGROUP COMMERCIAL MORTGAGE TRUST 2011-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2011-C1 CERTIFICATES (THE “TRANSACTION”).  THIS DRAFT POOLING AGREEMENT HAS NOT BEEN FINALIZED AND THE TERMS AND PROVISIONS SET FORTH HEREIN WILL CHANGE PRIOR TO THE TIME OF SALE.  THE DRAFT POOLING AGREEMENT IS NOT SUBJECT TO NEGOTIATION BY PROSPECTIVE INVESTORS AND DELIVERY OF THIS INTERIM DRAFT SHOULD NOT IMPLY A REQUEST FOR ANY COMMENTS ON THE PART OF ANY PROSPECTIVE INVESTORS.   THE DRAFT POOLING AGREEMENT SHOULD NOT BE READ ALONE, BUT SHOULD ONLY BE READ IN CONJUNCTION WITH THE FREE WRITING PROSPECTUS DATED DECEMBER 6, 2011 ISSUED IN CONNECTION WITH THE TRANSACTION (THE “FREE WRITING PROSPECTUS”) AND ANY OTHER INFORMATION DELIVERED PRIOR TO THE TIME OF SALE.  THE FREE WRITING PROSPECTUS CONTAINS A DESCRIPTION OF THE TERMS OF THE POOLING AND SERVICING AGREEMENT.  AS THE PARTIES TO THE POOLING AND SERVICING AGREEMENT ARE CONTINUING TO NEGOTIATE THE ULTIMATE TERMS OF THAT AGREEMENT, THE TERMS OF THE DRAFT POOLING AGREEMENT MAY CHANGE, AND MAY CHANGE MATERIALLY, PRIOR TO THE TIME OF SALE.  FOR DISCLOSURE REGARDING THE CHARACTERISTICS, RISKS AND OTHER INFORMATION REGARDING THE CERTIFICATES, THE MORTGAGE LOANS AND MORTGAGED PROPERTIES RELATING TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH ANY POTENTIAL INVESTMENT IN THE CERTIFICATES, YOU SHOULD READ AND RELY SOLELY ON THE COLLECTIVE INFORMATION DELIVERED PRIOR TO THE TIME OF SALE IN CONNECTION WITH THE TRANSACTION, INCLUDING THE FREE WRITING PROSPECTUS AND ANY UPDATES THERETO.

Filed Pursuant to Rule 433
Registration No. 333-166711-01

UBSC 2011-C1 - PY TABLE (A-2)
Generated at: 12/8/2011 5:14:22 PM

CLASS	A-2
BALANCE	154,403,000
INITIAL COUPON	2.8230

SETTLE DT	12/29/2011
FIRST PAY DT	1/10/2012

PRICE	0CPR	100CPY	2CDR40LS	5CDR40LS
99.747501	2.8818	2.8838	2.8832	2.8872
99.997501	2.8239	2.8232	2.8234	2.8219
100.247501	2.7661	2.7627	2.7637	2.7567
100.497501	2.7085	2.7024	2.7042	2.6917
100.747501	2.6511	2.6424	2.6448	2.6269
100.997501	2.5938	2.5824	2.5857	2.5623
101.247501	2.5367	2.5227	2.5267	2.4978
101.497501	2.4798	2.4631	2.4679	2.4336
101.747501	2.4230	2.4037	2.4092	2.3696
101.997501	2.3664	2.3445	2.3507	2.3057
102.247501	2.3099	2.2854	2.2924	2.2421
WAL	4.67	4.45	4.51	4.11
MDUR	4.32	4.13	4.18	3.83
PRIN BEG PD	55	52	37	27
PRIN END PD	58	58	58	58
PRIN WIN	4	7	22	32
PRIN BEG DT	7/10/2016	4/10/2016	1/10/2015	3/10/2014
PRIN END DT	10/10/2016	10/10/2016	10/10/2016	10/10/2016
J SPRD	176.70	181.41	180.07	188.33
N SPRD	135.00	139.45	138.19	145.96

SCENARIO #	1	2	3	4
DES	0CPR	100CPY	2CDR40LS	5CDR40LS
CPR LO	0	0	0	0
CPR YM	0	0	0	0
CPR PEN	0	100	0	0
CPR OPEN	0	100	0	0
DFLT RT	0	0	2	5
LOSS SEV	0	0	40	40
REC DLY	0	0	12	12
EXT TERM	0	0	0	0
EXT PCT	0	0	0	0
PRIN ADV	100	100	100	100
INT ADV	100	100	100	100
CLEANUP	FALSE	FALSE	FALSE	FALSE
CLEANUPPCT	1	1	1	1
CALL TIMING	AFTER	AFTER	AFTER	AFTER

TSY (YRS)	YLD (%)	SWAP (YRS)	YLD (%)
0.0833	0.2540	2.0000	0.7000
0.2500	0.2540	3.0000	0.8430
0.5000	0.2540	4.0000	1.0740
2.0000	0.2540	5.0000	1.3280
3.0000	0.3830	6.0000	1.5730
5.0000	0.9150	7.0000	1.7870
7.0000	1.4770	8.0000	1.9570
10.0000	2.0350	9.0000	2.0940
30.0000	3.0250	10.0000	2.2090
		11.0000	2.3040
		12.0000	2.3960
		15.0000	2.5600
		20.0000	2.6610

**************************************************************************
The issuer has filed a registration statement (including a prospectus) with the SEC (registration statement file no. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

The offered certificates may not be suitable for all investors.  Investors are urged to read any more complete free writing prospectuses prior to making an investment decision and, following availability thereof, the prospectus supplement, relating to the offered certificates because they contain important information regarding the offering that is not included herein.  The issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement if you request it by calling toll-free 1-877-858-5407.

The offered certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of offered certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis.  You understand that, after you indicate an interest in purchasing any class of offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the offered certificates are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation between us, if the offered certificates themselves, or the particular class to which the contract relates, are not issued.  Because the offered certificates are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities between the date of pricing and the closing date.  If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation between us (the "Automatic Termination").  If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class.  To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein, however, there is no guaranty that any such assumptions will coincide with actual market conditions or events.

The underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the offered certificates mentioned herein or derivatives thereof (including options).  UBS Securities LLC, Citigroup Global Markets Inc. and the other underwriters and their respective affiliates may have an investment or commercial banking relationship with the issuer.

Information in these materials is current as of the date appearing on the material only.  This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and subject to change prior to the time of sale.  Information in these materials regarding any offered certificates discussed herein supersedes all prior information regarding such offered certificates.  These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any offered certificate in any jurisdiction where such an offer or solicitation would be illegal.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

IRS CIRCULAR 230 NOTICE:  THIS MATERIAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.  THIS MATERIAL IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN.  INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

--- Original Sender: DAVID MCNAMARA, UBS SECURITIES LLC ---

----- Original Message -----
From: DAVID MCNAMARA (UBS SECURITIES LLC)
At: 12/09 11:49:16

JOINT BOOKRUNNERS / CO-LEAD MANAGERS: UBS SECURITIES & CITIGROUP GLOBAL MARKETS
CO-MANAGERS: NATIXIS SECURITIES, BARCLAYS CAPITAL, BOFA  MERRILL LYNCH & MORGAN STANLEY
RATING AGENCIES: DBRS & MOODY's

*** OFFERED CERTIFICATES - PUBLIC ***
CLASS	DBRS/MDYS	SZ($MM)	WAL	C.S.	LTV	NOI DY	LAUNCH
A-1	AAA(sf)/Aaa(sf)	37.045	2.60	30.000%	45.2%	16.4%	S+80
A-2	AAA(sf)/Aaa(sf)	154.403	4.67	30.000%	45.2%	16.4%	S+130	SUBJECT
A-3	AAA(sf)/Aaa(sf)	235.921	9.68	30.000%	45.2%	16.4%	S+130	SUBJECT
A-AB	AAA(sf)/Aaa(sf)	44.375	7.22	30.000%	45.2%	16.4%	S+120	SUBJECT

POOL BALANCE:                      $673.9MM
NUMBER OF LOANS:                    32
NUMBER OF PROPERTIES:               38
WA CUT-OFF LTV:                     64.6%
WA UNDERWRITTEN NCF DSCR:           1.43X
WA UNDERWRITTEN NOI DEBT YIELD:     11.5%
WA MORTGAGE INTEREST RATE:          5.9828%
WA REM TERM TO MATURITY (MOS):      103

TOP 5 PROPERTY TYPES: OFFICE 26.4%, RETAIL 22.5%, HOSPITALITY 15.4%,
MULTIFAMILY 13.6%, INDUSTRIAL 10.8% & MIXED USE 6.2%
TOP 5 STATES: NY 33.0%, FL 18.1%, CA 8.0%, PA 7.4% & TX 6.7%
AMORTIZATION TYPE: AMORTIZING BALLOON 62.0%, PARTIAL INTEREST ONLY 38.0%
TOP 10 LOANS AS A % OF POOL: 63.2%

MASTER SERVICER:  WELLS FARGO BANK, NA
SPECIAL SERVICER: MIDLAND LOAN SERVICES
OPERATING ADVISOR:TRIMONT RE ADVISORS
DIRECTING HOLDER: RIALTO

ANTICIPATED TIMING:
- FWP & ANNEX A-1: ATTACHED
- INVESTOR GROUP MEETINGS: WEEK OF 12/5 (SEND RSVP TO DESK)
- INVESTOR MEETINGS AVAILABLE UPON REQUEST (CONTACT SALES COVERAGE)
- INVESTOR RECORDED CALL: 12/7
- ANTICIPATED PRICING: FRIDAY 12/9
- ANTICIPATED SETTLEMENT:  12/29
- DEAL INFORMATION CAN BE FOUND ON INTRALINKS (CONTACT SALES COVERAGE)

--- Original Sender: DAVID MCNAMARA, UBS SECURITIES LLC ---

----- Original Message -----
From: DAVID MCNAMARA (UBS SECURITIES LLC)
At: 12/09 15:53:57

JOINT BOOKRUNNERS / CO-LEAD MANAGERS: UBS SECURITIES & CITIGROUP GLOBAL MARKETS
CO-MANAGERS: NATIXIS SECURITIES, BARCLAYS CAPITAL, BOFA  MERRILL LYNCH & MORGAN STANLEY
RATING AGENCIES: DBRS & MOODY's

*** OFFERED CERTIFICATES - PUBLIC ***
CLASS	DBRS / MDYS	SIZE($MM)	WAL	C.S.	COUPON	PRICE	YIELD	SPREAD
A-1	AAA(sf)/Aaa(sf)	37.045	2.60	30.000%	1.524	99.999822	1.514	S+80
A-2	AAA(sf)/Aaa(sf)	154.403	4.67	30.000%	2.804	101.496052	2.461	S+130
A-3	AAA(sf)/Aaa(sf)	235.921	9.68	30.000%	3.595	101.497262	3.427	S+130
A-AB	AAA(sf)/Aaa(sf)	44.375	7.22	30.000%	3.187	101.495496	2.962	S+120

ANTICIPATED SETTLEMENT:  12/29/2011

UBS TRADING DESK CONTACTS:
DAVID MCNAMARA    212-713-6189
DAVID NASS        212-713-8843
NICK GALEONE      212-713-8832

**************************************************************************
The issuer has filed a registration statement (including a prospectus) with the SEC (registration statement file no. 333-166711) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

The offered certificates may not be suitable for all investors.  Investors are urged to read any more complete free writing prospectuses prior to making an investment decision and, following availability thereof, the prospectus supplement, relating to the offered certificates because they contain important information regarding the offering that is not included herein.  The issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement if you request it by calling toll-free 1-877-858-5407.

SCHEDULE I

Underwriting Agreement, dated December 9, 2011.

Title and Description of Offered Certificates:

UBS-Citigroup Commercial Mortgage Trust 2011-C1,
Commercial Mortgage Pass-Through Certificates, Series 2011-C1

Class Designation	Initial Aggregate Certificate Balance of Class	Purchase Price(1)	Initial Pass-Through Rate
Class A-1	$37,045,000	99.999822%	1.5240%
Class A-2	$154,403,000	101.496052%	2.8040%
Class A-3	$235,921,000	101.497262%	3.5950%
Class A-AB	$44,375,000	101.495496%	3.1870%

(1)	Expressed as a percentage of the aggregate Certificate Balance of the relevant class of Certificates to be purchased.

Closing Time, Date and Location: 10:00 a.m. on December 29, 2011, at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281.

Issuance and Delivery of Certificates: The Offered Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company.

Class	UBS Securities LLC	Citigroup Global Markets Inc.	Natixis Securities Americas LLC	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Barclays Capital Inc.	Morgan Stanley & Co. LLC
Class A-1	$ 37,045,000	$0	$0	$0	$0	$0
Class A-2	$154,403,000	$0	$0	$0	$0	$0
Class A-3	$230,921,000	$5,000,000	$0	$0	$0	$0
Class A-AB	$ 44,375,000	$0	$0	$0	$0	$0

Schedule I-1